Note 19 - Accounts payable, accrued liabilities and other payables (Detail) - Accounts payable, accrued liabilities and other payables (USD $)	Dec. 31, 2012	Dec. 31, 2011
Accounts payable	$ 3,355,395	$ 2,092,530
Accrued payroll and welfare benefits	1,854,812	1,597,117
Accrued professional and consulting fees	405,478	755,963
Accrued VAS content fees	3,093,902	5,330,287
Accrued expenses	6,828,420	3,754,093
Other payables	867,940	1,450,555
Total	$ 16,405,947	$ 14,980,545